Goldman Sachs 17th Annual Global Retailing Conference Steve Odland – Chairman and CEO Kevin Peters – President, North American Retail September 14, 2010 Exhibit 99.1

2
-

4
6
8
10
12
14
16
18
1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Office Depot Sales Growth (1986 – 2009)
Company grew organically and through more than 30 acquisitions, mergers, joint ventures, and licensing and franchise agreements
Company founded with the opening of
first retail store on October 1986 in
Fort Lauderdale, Florida

• Office Depot is a leading global provider of office products and services
• 2009 sales of $12.1 billion
– Supplies: 66% of sales
– Technology: 22% of sales
– Furniture and Other: 12% of Sales
• Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
– 58% of 2009 sales were not in North American Retail
– One of the world’s largest e-commerce retailers – $4.1 billion in sales in 2009
• 1,152 stores* in U.S. and
Canada
• Largest concentration of
stores in California, Texas
and Florida
*As of June 26, 2010
• Catalog, contract and e-
commerce
• Dedicated sales force works
with medium sized to large
customers
• Orders serviced through 15
distribution centers*
International
(29% of 2009 Sales)
• Catalog, contract, e-commerce
and retail
• Sell to customers directly and
through affiliates in 51
countries* outside of the U.S.
and Canada
• 40+ websites and 400+ stores
Office Depot – Company Overview
North American BSD
(29% of 2009 Sales)
North American Retail
(42% of 2009 Sales)

Making Progress in Key Businesses
North American Retail Division stores are well
merchandised and look great; improved product
margins over the last eight consecutive quarters
North American Business Solutions Division’s
Direct business is doing better.  Greatest
opportunity remains in North American Contract
International Division improved operating margins
for the past four quarters; business in the U.K.,
France and Germany continue to improve
North American Retail, North American Direct and International are
executing well, growing margins and close to returning to sales growth

U.S. Communities
• Office Depot did not bid on the
U.S. Communities 2011 office
supplies contract
– Contract contains terms that are
problematic
– Performing under these terms
could negatively impact the
company’s profitability
• Aggressively working to retain our 13,000+ customers; we
believe we can keep a significant amount of the business
• We are currently negotiating with other national consortiums to provide our customers with multiple buying co-op choices

Improving Financial Metrics
-
500
1,000
1,500
2,000
Q1'08 Q3'08 Q1'09 Q3'09 Q1'10
28.0%
25.9%
28.5%
27.1%
28.4%
28.0%
29.7%
28.4%
24.0%
26.0%
28.0%
30.0%
32.0%
Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
• Fourth consecutive quarter of
year-over-year gross margin
improvement
• Reduced inventories using better
inventory management
• DSO improvement from better
receivable collections
1
Non-GAAP numbers.  A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10

Business Process Improvement
• Created a Business Process
Improvement (BPI) organization
• Extensive Lean and Six Sigma
experience
• Mission to drive a culture of superior
execution that accelerates customer
and shareholder value
• Currently identified $80 million of cost savings opportunities from indirect spend reductions, finance process improvements and IT integration
• Identified working capital reduction opportunities of about $50 million
• Targeting a $100 million cost savings annual run rate by late 2013

U.S. Office Supplies Demand Tracks Economic Metrics
Current Status Metric
Decreased to 88.1% in July 2010 Small business optimism index
Increased slightly to 53.5% in August
2010
Consumer confidence
Increased slightly to 9.6% in August 2010 Unemployment level
Decreased slightly to 9.9% in Q2 2010 Mortgage default rates
Decreased to annual rate of 559,000 units
in July 2010
Housing market (building permits)
Office Depot’s U.S. business tracks closely with a number of economic metrics including housing, mortgage default rates, unemployment, consumer sentiment and small business optimism.

North American Retail
• Positioned business to take
advantage of a U.S. economic
recovery
• Closed 120 underperforming
stores between late 2008 and
early 2009 as part of the
Company’s restructuring
• Currently operate 1,152 retail
stores
*
in North America
• Highest concentration of stores in Sunbelt, particularly Florida, California and Texas; we have seen some improvement in these states though
California still faces challenges
• Best performing geographic regions continue to be the Northeast and
Midwest
*As of the end of the second quarter 2010

Back-to-School Season
• Launched new Back-To-School
campaign called “Go Back Smarter”
targeting both parents and teachers
• Achieved slightly positive comp sales
through August quarter-to-date
• School supplies and technology
performed well with improved
attachment rates for laptops

North American Retail Key Initiatives
Implementing initiatives
to drive sales:
• Offering exciting new
assortment in technology
• Increasing brand
awareness using direct
mail and broadcast media
• Nationwide rollout of U.S.
Postal Service offerings in
our retail stores
• Increased marketing of
Copy and Print Depot and
Tech Depot services

North American Retail Key Initiatives
Implementing initiatives to drive
productivity and reduce costs:
• New point-of-sale system to
provide customer recognition,
including Worklife Rewards
Members
• Integrating marketing efforts with
BSD’s Direct business to reach
small business customers,
including direct mail
• Continuing smaller store format
testing with goal of improving
overall store productivity

Supply Chain Initiatives
• Opened new state-of-the-
art combination distribution
facility in Pennsylvania
• Provides world-class
service to both retail and
BSD customers in the
Northeast
• Employing new Kiva
technology for material
handling system
• Automated order fulfillment
is more productive, accurate
and flexible than other
warehouse automation

Outlook
• The Company’s third quarter sales trends through August have improved in each division as projected on the second quarter’s earnings call in July
• Office Depot’s “Go Back Smarter” advertising campaign was
successful in driving customers into North American Retail
stores for school supplies and helped drive a slightly positive sales comp for August quarter-to-date
• The competitive nature of Back-to-School, a higher mix of
technology and increased marketing expense to drive traffic and awareness will negatively impact North American Retail’s third quarter operating profit more than originally expected
• This impact may be mitigated by discrete tax items benefits and related interest items which we will discuss further on our third quarter earnings call in late October

Summary
• Focused on returning to sales growth and delivering improved profit as we go forward
• Third quarter sales trends through August have improved in each division as we projected
• Back-to-School season was competitive as expected but our
advertising campaign was successful in driving customers into our stores
• Pulling all the right levers and controlling what we can control well
• Will need tailwind from a recovering global economy and relief from high unemployment levels to return to more normalized
levels of profitability

Safe Harbor Statement
The Private Securities Litigation Reform Act of 1995 (the “Act”) provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act.
Certain statements made during this presentation are forward-looking statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered forward-looking as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and
Exchange Commission (“SEC”). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. During portions of today’s presentation, we may refer to results which are not GAAP numbers. A reconciliation of non-GAAP numbers to GAAP results is available in the investor relations section of our web site at www.officedepot.com.

Goldman Sachs 17th Annual Global Retailing Conference September 14, 2010